                                 SCHEDULE 14A
                                (RULE 14Aa-101)


                    INFORMATION REQUIRED IN PROXY STATEMENT


                           SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box

     [ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                       L-3 COMMUNICATIONS HOLDINGS, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:

--------------------------------------------------------------------------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.


                            [L3 COMMUNICATIONS LOGO]



To Our Stockholders:


     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of L-3 Communications Holdings, Inc., to be held at 2:30 p.m., eastern daylight time, on Tuesday, April 27, 2004, at the Rihga Royal Hotel located at 151 West 54th Street, New York, NY. The formal notice and proxy statement for the Annual Meeting are attached to this letter.

     To have your vote recorded, you should vote by telephone or over the Internet or sign, date and return your proxy card in the enclosed envelope as soon as possible, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish. Please let us know whether you plan to attend the meeting by marking the appropriate box on the proxy card or indicating your plans when prompted over the telephone or Internet voting systems.

     On behalf of the Board of Directors, I thank you for your cooperation and look forward to seeing you on April 27th.


                                        Very truly yours,


                                        /s/ Frank C. Lanza

                                        Frank C. Lanza
                                        Chairman and Chief Executive Officer

                        L-3 COMMUNICATIONS HOLDINGS, INC.


                            [L3 COMMUNICATIONS LOGO]


                        NOTICE OF 2004 ANNUAL MEETING OF
                       STOCKHOLDERS AND PROXY STATEMENT

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of L-3 Communications Holdings, Inc. will be held at the Rihga Royal Hotel, 151 West 54th Street, New York, New York on Tuesday, the 27th day of April, 2004, at 2:30 p.m., eastern daylight time, for the following purposes:

   1.  Election of three Class II Directors whose terms expire in 2007;

   2.  Ratification of the appointment of our independent auditors for 2004;

   3.  Approval of an amendment to our 1999 Long Term Performance Plan;

   4. Ratification of the terms of performance-based compensation under our 1999 Long Term Performance Plan; and

   5. Transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.


                                             By Order of the Board of Directors,


                                             /s/ Christopher C. Cambria

                                             Christopher C. Cambria
                                             Senior Vice President, Secretary
                                             and General Counsel


March 30, 2004

--------------------------------------------------------------------------------
                                   IMPORTANT

WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE OVER THE TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. YOU MAY REVOKE YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.
-------------------------------------------------------------------------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                                600 THIRD AVENUE
                            NEW YORK, NEW YORK 10016

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished to the holders of the common stock, par value $0.01 per share, of L-3 Communications Holdings, Inc. in connection with the solicitation of proxies for use at the 2004 Annual Meeting of Stockholders to be held at the Rihga Royal Hotel, 151 West 54th Street, New York, New York at 2:30 p.m., eastern daylight time, on Tuesday, April 27, 2004 (the "Annual Meeting").


                                   RECORD DATE

     The board of directors has fixed the close of business on March 19, 2004 as the record date for the Annual Meeting (the "Record Date"). Only stockholders of record at the Record Date (the "Stockholders") are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, in person or by proxy. At the Record Date, there were 105,659,493 shares of our common stock outstanding. This proxy statement, the accompanying proxy card, our Summary Annual Report and our Annual Report on Form 10-K are intended to be mailed on or about March 30, 2004 to each Stockholder entitled to vote at the Annual Meeting.


                                    PROXIES

     The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the Annual Meeting and any adjournments of the Annual Meeting, and the expenses of solicitation of proxies will be borne by us. The solicitation will be made primarily by mail, but our officers and regular employees may also solicit proxies by telephone, telegraph, facsimile, via the Internet or in person. We also have retained Georgeson Shareholder Services to assist in soliciting proxies. Each holder of common stock is entitled to one vote for each share of our common stock held. The holders in person or by proxy of a majority of the common stock entitled to be voted at the Annual Meeting shall constitute a quorum.

     Each Stockholder may appoint a person (who need not be a stockholder) other than the persons named in the enclosed proxy to represent him or her at the meeting by completing another proper proxy. In either case, such completed proxy should be returned in the enclosed envelope provided for that purpose for delivery before the meeting or should be delivered to our Secretary at 600 Third Avenue, New York, New York 10016, not later than 5:00 p.m., eastern daylight time, on Monday, April 26, 2004.

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the proxy upon our receipt, prior to the time the proxy is voted, of a duly executed instrument revoking it, or of a duly executed proxy bearing a later date, or in the case of death or incapacity of the person(s) executing the proxy, of written notice of such death or incapacity, or by such person(s) voting in person at the Annual Meeting. Unless revoked, all proxies representing shares entitled to vote that are delivered pursuant to this solicitation will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. WHERE A CHOICE HAS NOT BEEN SPECIFIED ON THE PROXY CARD, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF OUR BOARD OF DIRECTORS.

     Assuming a quorum is present, a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for the election of directors and for approval of all other items submitted to Stockholders for their consideration. Abstentions and instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes") will be counted for purposes of determining a quorum, but will not be counted as either voting for or against any proposal.

                         VOTING BY TELEPHONE OR INTERNET


     Instead of submitting your vote by mail on the enclosed proxy card, you can vote by telephone or over the Internet. The telephone and Internet voting procedures, which comply with Delaware law, are designed to authenticate Stockholders' identities, to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded.

     Voting your proxy by mail, telephone or the Internet will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker, bank or other record holder, you must obtain a proxy from the record holder as to how to vote your shares or obtain a proxy from the record holder to vote at the Annual Meeting.

     Stockholders with shares registered directly in their name in our stock records maintained by our transfer agent, EquiServe Trust Company, N.A., may vote their shares (1) by making a toll-free telephone call from the U.S. and Canada to EquiServe at 1-877-PRX-VOTE (1-877-779-8683), (2) by submitting their proxy over the Internet at the following address on the World Wide Web: http://www.eproxyvote.com/lll, or (3) by mailing their signed proxy card. Specific instructions to be followed by registered Stockholders are set forth on the enclosed proxy card. Proxies submitted by telephone or over the Internet as described above must be received by 5:00 p.m., eastern daylight time, on April 26, 2004.


REVOCATION OF PROXIES SUBMITTED BY TELEPHONE OR INTERNET

     To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked, or by attending the meeting and voting in person.


                       PROPOSAL 1. ELECTION OF DIRECTORS


     Our Amended and Restated Certificate of Incorporation and the Bylaws provide for a board of directors whose number shall be fixed from time to time exclusively pursuant to a resolution adopted by the board of directors. We currently have eight directors. Our Amended and Restated Certificate of Incorporation provides for a classified board of directors divided into three classes. Frank C. Lanza, Robert V. LaPenta and John M. Shalikashvili constitute a class with a term that expires at the annual meeting in 2005 (the "Class I Directors"); Thomas A. Corcoran, Claude R. Canizares and Alan H. Washkowitz constitute a class with a term that expires at the upcoming annual meeting (the "Class II Directors"); and Robert B. Millard and Arthur L. Simon constitute a class with a term that expires at the annual meeting in 2006 (the "Class III Directors"). The full board of directors has considered and nominated, the following slate of Class II nominees for a three year term expiring in 2007:
Thomas A. Corcoran, Claude R. Canizares and Alan H. Washkowitz. Action will be taken at the Annual Meeting for the election of these Class II nominees.

     It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of Thomas A. Corcoran, Claude R. Canizares and Alan H. Washkowitz, except in cases of proxies bearing contrary instructions. In the event that these nominees should become unavailable for election for any presently unforeseen reason, the person named in the proxy will have the right to use his discretion to vote for a substitute.

     The following information describes the offices held, other business directorships and the class and term of each nominee and of each director whose term of office will continue after the 2004 Annual Meeting. Beneficial ownership of equity securities of the nominees is shown under the caption "Security Ownership of Management" on page 17.

            NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN 2004

                CLASS II -- NOMINEES FOR TERMS EXPIRING IN 2007

NAME                     AGE                 PRINCIPAL OCCUPATION AND OTHER INFORMATION
---------------------   -----   --------------------------------------------------------------------
Thomas A. Corcoran      59      Director since July 1997. Chairman of the audit committee. Since
                                March 2001, Mr. Corcoran has been the President and Chief
                                Executive Officer of Gemini Air Cargo. Mr. Corcoran is also president of Corcoran Enterprises, LLC, a private management consulting firm, and in this capacity, he works closely with The
                                Carlyle Group, a Washington D.C. based private equity firm. Mr.
                                Corcoran was the President and Chief Executive Officer of
                                Allegheny Teledyne Incorporated from October 1999 to December
                                2000. From October 1998 to September 1999, he was President and
                                Chief Operating Officer of the Space & Strategic Missiles Sector of
                                Lockheed Martin Corporation. From March 1995 to September
                                1998 he was the President and Chief Operating Officer of the
                                Electronic Systems Sector of Lockheed Martin Corporation. From
                                1993 to 1995, Mr. Corcoran was President of the Electronics Group
                                of Martin Marietta Corporation. Prior to that he worked for
                                General Electric for 26 years and from 1983 to 1993 he held various management positions with GE Aerospace and was a
                                company officer from 1990 to 1993. Mr. Corcoran is a member of the Board of Trustees of Stevens Institute of Technology and the
                                Boards of Directors of American Ireland Fund, REMEC
                                Corporation and United Industrial Corporation.

Claude R. Canizares     58      Director since May 2003. Member of the audit committee. Since
                                1974, Professor Canizares has been a faculty member of the
                                Massachusetts Institute of Technology (MIT). He currently serves as the Associate Provost and Bruno Rossi Professor of
                                Experimental Physics, overseeing the MIT Lincoln Laboratory. In addition, he is a principal investigator on NASA's Chandra X-ray observatory and Associate Director of its science center. Professor
                                Canizares is a member of the National Academy of Sciences, the
                                International Academy of Astronautics and a fellow of the
                                American Physical Society and the American Association for the
                                Advancement of Science. He is also a member of the Board of
                                Trustees of the Associated Universities, Inc.

Alan H. Washkowitz      63      Director since April 1997. Chairman of the nominating/corporate governance committee and member of the compensation
                                committee. Mr. Washkowitz is a Managing Director of Lehman
                                Merchant Banking Group, and is responsible for the oversight of
                                Lehman Brothers Inc. Merchant Banking Portfolio Partnership L.P.
                                Mr. Washkowitz joined Lehman Brothers Inc. in 1978 when Kuhn
                                Loeb & Co. was acquired by Lehman Brothers. Mr. Washkowitz is a director of Peabody Energy Corporation.

     The nominees for election to the board of directors are hereby proposed for approval by the Stockholders. The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Annual Meeting will be necessary to approve each nominee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

     DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2004 ANNUAL MEETING AND WHO ARE NOT SUBJECT TO ELECTION THIS YEAR.


                CLASS I -- DIRECTORS WHOSE TERMS EXPIRE IN 2005

NAME                     AGE                PRINCIPAL OCCUPATION AND OTHER INFORMATION
----------------------- ----- ----------------------------------------------------------------------
Frank C. Lanza          72    Chairman and Chief Executive Officer and Director since April
                              1997. From April 1996, when Loral Corporation was acquired by
                              Lockheed Martin Corporation, until April 1997, Mr. Lanza was
                              Executive Vice President of Lockheed Martin, a member of
                              Lockheed Martin's Executive Council and Board of Directors and
                              President and Chief Operating Officer of Lockheed Martin's
                              command, control, communications and intelligence ("C3I") and
                              Systems Integration Sector, which comprised many of the
                              businesses Lockheed Martin acquired from Loral. Prior to the
                              April 1996 acquisition of Loral, Mr. Lanza was President and Chief
                              Operating Officer of Loral, a position he held since 1981. He joined Loral in 1972 as President of its largest division, Electronic
                              Systems. His earlier experience was with DalmoVictor and Philco
                              Western Development Laboratory.

Robert V. LaPenta       58    President and Chief Financial Officer and Director since April
                              1997. From April 1996, when Loral was acquired by Lockheed
                              Martin, until April 1997, Mr. LaPenta was a Vice President of
                              Lockheed Martin and was Vice President and Chief Financial
                              Officer of Lockheed Martin's C3I and Systems Integration Sector.
                              Prior to the April 1996 acquisition of Loral, he was Loral's Senior
                              Vice President and Controller, a position he held since 1981. He joined Loral in 1972 and was named Vice President and Controller of its largest division in 1974. He became Corporate Controller in
                              1978 and was named Vice President in 1979. Mr. LaPenta is on the
                              Board of Trustees of Iona College, the Board of Trustees of The
                              American College of Greece and the Board of Directors of Core
                              Software Technologies.

John M. Shalikashvili   67    Director since August 1998. Member of the compensation and nominating/corporate governance committees. General
                              Shalikashvili (U.S. Army-ret.) is an independent consultant and a
                              Visiting Professor at Stanford University. General Shalikashvili was
                              the senior officer of the United States military and principal military advisor to the President of the United States, the Secretary of Defense and National Security Council by serving as the thirteenth Chairman of the Joint Chiefs of Staff, Department of
                              Defense, for two terms from 1993 to 1997. Prior to his tenure as
                              Chairman of the Joint Chiefs of Staff, he served as the
                              Commander in Chief of all United States forces in Europe and as
                              NATO's tenth Supreme Allied Commander, Europe (SACEUR).
                              He has also served in a variety of command and staff positions in the continental United States, Alaska, Belgium, Germany, Italy,
                              Korea, Turkey and Vietnam. General Shalikashvili is a director of
                              The Boeing Company, United Defense Industries Inc., Frank
                              Russell Trust Company and Plug Power, Inc.

               CLASS III -- DIRECTORS WHOSE TERMS EXPIRE IN 2006

NAME                 AGE               PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------- ----- -------------------------------------------------------------------
Robert B. Millard   53    Director since April 1997. Chairman of the compensation
                          committee. Mr. Millard is a Managing Director of Lehman
                          Brothers Inc., head of Lehman Brothers' Principal Trading &
                          Investments Group and principal of the Merchant Banking Group.
                          Mr. Millard joined Lehman Brothers Inc. in 1978 when Kuhn Loeb
                          & Co. was acquired by Lehman Brothers and became a Managing
                          Director of Lehman Brothers Inc. in 1983. Mr. Millard joined
                          Kuhn Loeb & Co. in 1976. Mr. Millard is a director of GulfMark
                          Offshore, Inc. and Weatherford International, Inc.

Arthur L. Simon     72    Director since April 2000. Member of the audit and
                          nominating/corporate governance committees. Mr. Simon is an independent consultant. Before his retirement, Mr. Simon was a partner at Coopers & Lybrand L.L.P., Certified Public Accountants,
                          from 1968 to 1994. He is a director of Loral Space &
                          Communications Ltd.

                  PROPOSAL 2. SELECTION OF INDEPENDENT AUDITORS


     The audit committee of the board of directors has selected PricewaterhouseCoopers LLP to act as our independent auditors for the 2004 fiscal year, and a proposal to ratify this selection will be submitted to the Annual Meeting. PricewaterhouseCoopers LLP has acted as our independent auditors since our formation in 1997 and the audit committee and the board of directors believe it is desirable and in our best interests to continue to retain that firm. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     If the foregoing proposal is not approved by the holders of a majority of the shares represented at the Annual Meeting, the selection of independent auditors will be reconsidered by the audit committee and the board of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.


                     PROPOSAL 3. AMENDMENT OF THE 1999 PLAN

     Currently, under our 1999 Long Term Performance Plan (the "1999 Plan"), the maximum number of shares of our common stock that may be issued pursuant to all awards granted under the 1999 Plan is limited to eight million shares (as adjusted for the two-for-one stock split declared by our board of directors on April 23, 2002 ("2002 Stock Split")). As we have granted awards in the aggregate equaling nearly the full eight million shares previously authorized, the compensation committee has recommended to the board of directors that the 1999 Plan be amended to increase the maximum number of shares of common stock that may be issued pursuant to all awards granted under the 1999 Plan to 14.5 million shares, out of which up to three million may be issued as "incentive stock options" (as defined under Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time, the "Code"). The 1999 Plan permits the board of directors to amend the 1999 Plan at any time, subject to stockholder approval of any amendment where required by applicable law, as discussed below. Accordingly, pursuant to authority delegated to it by the board of directors at its February 10, 2004 meeting, the compensation committee has amended the 1999 Plan, subject to receipt of the approval of stockholders representing a majority of the shares represented at the Annual Meeting, to reflect such increase in the number of shares.

     We are submitting the amendments to the 1999 Plan for stockholder approval for the following reasons:

    o If we want to continue to have the ability to grant "incentive stock options," as currently contemplated under the 1999 Plan, Section 422 of the Code requires that any increase in the number of shares available for awards that may be "incentive stock options" be approved by our stockholders.

    o Section 162(m) of the Code generally limits the corporate deduction for compensation paid to the named executive officers to $1 million, unless certain requirements are met. One of those requirements is to receive stockholder approval of the material terms under which performance-based compensation (which may include the grant of stock options) is to be paid.

    o The New York Stock Exchange (the "NYSE") requires that all material revisions to the terms of an equity compensation plan, which includes changes in the number of shares available for issuance, be approved by stockholders.

     UPON APPROVAL BY THE STOCKHOLDERS OF THE AMENDMENT TO THE 1999 PLAN INCREASING THE NUMBER OF AVAILABLE SHARES, WE INTEND TO REGISTER UNDER THE SECURITIES ACT OF 1933 THE ADDITIONAL SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 1999 PLAN.

     The compensation committee also amended the 1999 Plan to delete provisions permitting repricing and/or reloading of options under such plan, to make such conforming changes to the 1999 Plan as may be necessary to reflect the 2002 Stock Split, and to make certain other administrative changes to the 1999 Plan.


DESCRIPTION OF THE 1999 PLAN

ELIGIBILITY

     Awards under the 1999 Plan may be granted to any of our, or any of our subsidiaries', employees, including any officer, and to any other individual who provides services to us or any of our subsidiaries or on our behalf or on behalf of any of our subsidiaries, subject to the discretion of a committee of our board of directors to determine the particular employees and other individuals who, from time to time, will be selected to receive awards.

TYPES OF AWARDS

     Awards under the 1999 Plan may be in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock and other incentive awards, such as performance units. Awards may be granted singly or in combination with other awards, consistent with the terms of the 1999 Plan. Each award will be evidenced by an award agreement entered into between us and the recipient setting forth the specific terms and conditions applicable to that award. Awards under the 1999 Plan generally will be nontransferable by a holder (other than by will or the laws of descent and distribution) and rights thereunder generally will be exercisable during the holder's lifetime only by the holder, except that awards, other than awards of incentive stock options, may be transferred to and exercised by a family member or family members of a participant or transferred to an irrevocable trust established for the benefit a participant's family members during the participant's lifetime. The maximum term of unvested or unexercised awards under the 1999 Plan is ten years from the initial date of grant.

     Stock options authorized under the 1999 Plan are rights to purchase a specified number of shares of our common stock at an exercise price of not less than 100% of the fair market value of the stock on the date of grant during the period set forth in the award agreement. Stock options that are granted as incentive stock options will be granted with such additional terms as are necessary to satisfy the applicable requirements of Section 422 of the Code. The fair market value of our common stock for which incentive stock options are exercisable for the first time by an optionee during any calendar year can not exceed $100,000 (measured as of the date of grant) under current tax laws. Other awards are not limited in this manner.

     Stock appreciation rights entitle the recipient to receive, upon exercise of the stock appreciation right, an amount (payable in cash and/or stock or other property) equal to the amount of the excess, if any, of the fair market value of a share of our common stock on the date the stock appreciation right is exercised (or some lesser ceiling amount) over the base price of the stock appreciation right, which cannot be less than the fair market value of a share of our common stock on the date the stock appreciation right was awarded or the exercise price of a related stock option. Stock appreciation rights may be granted on a freestanding basis, in relation to a stock option or in "tandem" with a stock option, such that the exercise of either the option or the stock appreciation right cancels the recipient's rights under the tandem award with respect to the number of shares so exercised.

     Restricted stock is common stock issued to the recipient, typically for minimal lawful consideration and subject to certain risks of forfeiture and restrictions and limitations on transfer, the vesting of which may depend on individual or corporate performance, continued service or other criteria.

     Other incentive awards might include phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, similar securities or rights and other awards payable in or with a value derived from or a price related to the fair market value of our common stock, payable in our common stock and/or cash, all on such terms as the committee may approve. Such awards may be granted, become vested or be payable based upon the continued employment of a participant, or upon the attainment of specified corporate or individual performance goals (as in the case of performance stock or units).

     Under Section 162(m) of the Code, we may not deduct certain compensation over $1,000,000 in any year to our Chief Executive Officer or any of the four other of our most highly compensated executive officers unless, among other things, this compensation qualifies as "performance-based compensation" under
Section 162(m), and the material terms of the plan for such compensation are approved by stockholders. With reference to awards intended to qualify as performance-based compensation under Section 162(m), the material terms of the 1999 Plan include the eligible class of participants, the performance goal or goals and the maximum annual amount payable thereunder to any individual participant. Stock options and stock appreciation rights that are granted under the 1999 Plan at a fair market value exercise price are intended to qualify as performance-based compensation ("qualifying options and stock appreciation rights"). In addition, other awards (such as restricted stock and performance units) may be granted under the 1999 Plan to qualify as performance-based compensation under Section 162(m).

     The eligible class of persons for performance-based awards under the 1999 Plan is all of our employees and employees of our subsidiaries. Awards that are intended to qualify as performance-based awards under the 1999 Plan (other than qualifying options and stock appreciation rights) may be granted only in accordance with the performance-based requirements of Section 162(m), as set forth below.

     The performance goals for performance-based awards under the 1999 Plan are any one or a combination of earnings per share, return on equity, total stockholder return and cash flow (each as defined in the 1999 Plan) or such other performance goal or goals that the committee, in its discretion, establishes in accordance with the requirements of Section 162(m). These goals will be applied over either consecutive or rolling cycles of more than one but not more than five fiscal years. Specific cycles, weightings of more than one performance goal and target levels of performance upon which actual payments will be based, as well as the award levels payable upon achievement of specified levels of performance, will be determined by the committee not later than the applicable deadline under Section 162(m) and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle. Appropriate adjustments to the performance goals and targets in respect of performance-based awards may be made by the committee based upon objective criteria in the case of significant acquisitions or dispositions by us, extraordinary gains or losses, material changes in accounting principles or practices, or certain other events that in any case were not anticipated (or the effects of which were not anticipated) at the time goals were established, in order to neutralize the effect of such events on the performance-based awards. We believe that specific performance targets (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect us or mislead the public.

     The committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under the performance-based awards prior to payment. The committee may retain discretion to reduce, but not increase, the amount payable under a performance-based award to any participant, notwithstanding the achievement of targeted performance goals. Awards may be accelerated in the event of a change in control, as described below.

     Subject to adjustment as described below, (i) the maximum number of shares of our common stock with respect to which options and stock appreciation rights may be granted to any of our employees or an employee of any of our subsidiaries in any fiscal year shall not exceed 500,000 and (ii) the maximum number of shares of our common stock with respect to which performance-based awards (other than qualifying options and SARs) may be granted to any of our employees or an employee of any of our subsidiaries in any fiscal year shall be 500,000 or, in the event such performance-based award is paid in cash, the equivalent cash value thereof as of the date of payment of such performance-based award.

     The committee also has the authority to grant awards under the 1999 Plan in substitution for or as the result of the assumption of stock incentive awards held by employees of other entities who become our employees or employees of a subsidiary of us as a result of a merger or acquisition of the entity.


ADMINISTRATION; CHANGE IN CONTROL

     The 1999 Plan provides that it shall be administered by the compensation committee or another committee of the board of directors, constituted so as to permit the plan to comply with the "non-employee director" provisions of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m). The committee has the authority within the terms and limitations of the 1999 Plan to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates and the treatment of an award in the event of the retirement, disability, death or other termination of a participant's employment with us, and to construe and interpret the 1999 Plan. Such authority includes the discretion to accelerate or extend outstanding awards.

     The committee is authorized to include specific provisions in award agreements relating to the treatment of awards in the event of a "change in control" and is authorized to take certain other actions in such an event. Change in control under the 1999 Plan is defined generally to include a change in ownership involving 51 percent or more of our outstanding voting securities (or a combined entity), a transfer of substantially all of our assets, or of L-3 Communications Corporation or any successor thereto, or a change, during any period of 24 months or less, of 50 percent or more of the members of our board of directors.

     The committee may delegate to our officers or employees or those of our subsidiaries the authority to execute and deliver such instruments and documents and to take actions necessary, advisable or convenient for the effective administration of the 1999 Plan. It is intended generally that the awards under the 1999 Plan and the 1999 Plan itself comply with and be interpreted in a manner that, in the case of participants who are subject to Section 16 of the Exchange Act and for whom (or whose awards) the benefits of Rule 16b-3 are intended, satisfy the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under that Section. The 1999 Plan provides that neither we nor any member of our board of directors or of the committee shall have any liability to any person for any action taken or not taken in good faith under the 1999 Plan.


AMENDMENT AND TERMINATION

     Subject to any stockholder approval that may be required under applicable law or stock exchange listing requirements, the board of directors has the authority to amend, suspend or discontinue the

1999 Plan at any time, provided that no such action will affect any outstanding award in any manner adverse to the participant without the consent of the participant. In the case of amendments that materially increase the available number of shares under the 1999 Plan, such stockholder approval is required to satisfy tax laws and regulations applicable to performance-based compensation under Section 162(m) of the Internal Revenue Code or to subsequent grants of incentive stock options in accordance with Section 422 of the Internal Revenue Code, or to satisfy other legal requirements. In addition, rules established by the NYSE require stockholder approval of all equity compensation plans as well as all material revisions of such plans, which would include amendments that materially increase the available number of shares under the 1999 Plan. Further, because the compensation committee retains the discretion to set and change the specific targets for each performance period under a performance-based award intended to be exempt from Section 162(m), stockholder ratification of the performance goals is required, in any event, at five-year intervals to exempt awards granted under the 1999 Plan from the limitations on deductibility. The remaining amendments made by the compensation committee and discussed above do not require shareholder approval.


AUTHORIZED SHARES; OTHER PROVISIONS; NON-EXCLUSIVITY

     The number of shares of our common stock that may be issued in respect of awards under the 1999 Plan currently may not exceed eight million shares (as adjusted for the 2002 Stock Split), including awards of incentive stock options. The number of shares that may be issued in respect of restricted stock awards under the 1999 Plan may not exceed 2% of the outstanding shares of our common stock at the time of a grant. Shares of common stock subject to awards (whether at our discretion or of the participant) will initially be counted against each of the share limit and the share unit limit. When payment is ultimately made in respect to the award in either shares or cash, a number of shares or share units relating to the alternative form of consideration not so paid will be recredited to the applicable limit.

     The number and kind of shares available for grant and the shares subject to outstanding awards (as well as individual share and share unit limits on awards, performance targets and exercise prices of awards) may be adjusted to reflect the effect of a stock dividend, split, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, extraordinary dividend or other distribution or other similar transaction. Any unexercised or undistributed portion of any expired, cancelled, terminated or forfeited award, or alternative form of consideration under an award that is not paid in connection with the settlement of any portion of an award, will again be available for award under the 1999 Plan, whether or not the participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the participant's ownership was restricted or otherwise not vested. Although shares subject to repriced or cancelled options or stock appreciation rights will be counted against the individual award limits to the extent required by Section 162(m), only shares actually issued or share units actually paid will be charged against the aggregate share or share unit limits, respectively, under the 1999 Plan.

     Full payment for shares purchased on exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise in cash or, if permitted by the committee, in exchange for a promissory note in favor of us, in shares of our common stock having a fair market value equivalent to the exercise price and withholding obligation, or any combination thereof, or pursuant to such "cashless exercise" procedures as may be permitted by the committee. Any payment required in respect of other awards may be in such amount and in any lawful form of consideration as may be authorized by the committee.

     The 1999 Plan does not impose any minimum vesting periods on options or other awards. However, shares of stock acquired after exercise of an option may not, in the ordinary course, be sold before the expiration of six months from the date of grant. The maximum term of an option or any other award is ten years.

     The 1999 Plan is not exclusive and does not limit the authority of our board or directors or its committees to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1999 PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 1999 PLAN.


           PROPOSAL 4. RATIFICATION OF THE TERMS OF PERFORMANCE-BASED
                       COMPENSATION UNDER THE 1999 PLAN.

     Section 162(m) of the Code generally limits the corporate deduction for compensation paid to the named executive officers to $1 million, unless certain requirements are met. One of those requirements is to receive stockholder approval of the material terms under which performance-based compensation (which may include the grant of stock options) is to be paid. Incentive awards under the 1999 Plan (a complete description of which is included in Proposal 3 above) may be granted or be payable based upon the attainment of specified corporate or individual performance goals (as in the case of performance stock or units), which performance goals are set forth in the 1999 Plan.

     The material terms of the 1999 Plan and, specifically, of the performance goals set forth in the 1999 Plan were disclosed to and approved by the stockholders at the time of the adoption of the 1999 Plan. No proposal is being made to change or amend any of the terms of such performance goals. The compensation committee is authorized, in its discretion, to set and change the specific targets under those performance goals for each performance period under a performance-based award under the 1999 Plan. Therefore, in order for any such performance-based award to be exempt from the limitations on deductibility contained in Section 162(m) of the Code, the material terms of the performance goals must be ratified by the stockholders no later than the fifth year following the year in which those performance goals were previously approved. Five years has expired since the 1999 Plan was adopted, and a proposal to ratify such goals is hereby submitted for approval at the Annual Meeting. Please see the section entitled "Description of the 1999 Plan" included under Proposal 3 for a complete discussion of the material terms of the 1999 Plan.

     If such ratification is not approved by the holders of a majority of the shares represented at the Annual Meeting and voting on the ratification proposal, performance-based awards made to the named executive officers under the 1999 Plan will not be exempt from the limitations on deductibility contained in Section 162(m) of the Code.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE PERFORMANCE GOALS AND OTHER TERMS OF PERFORMANCE-BASED AWARDS UNDER THE 1999 PLAN.


             THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

     Our board of directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the board of directors and three standing committees: the audit, nominating/corporate governance and compensation committees. In addition, from time to time, special committees may be established under the direction of the board of directors when necessary to address specific issues. Each executive officer serves at the discretion of the board of directors.

     The board of directors has affirmatively determined that all of the directors other than Messrs. Lanza and LaPenta, including those who serve on the three standing committees of the board of directors, have no material relationship with us (either directly or as a partner, shareholder, or officer of an organization that has a relationship with us) and are, therefore, "independent" for purposes of the NYSE listing standards. In addition, the board of directors has determined that Professor Canizares and Messrs. Corcoran and Simon, members of the audit committee, are also "independent" for purposes of
Section 10A(m)(3) of the Securities and Exchange Act of 1934. In May 2003, John Montague resigned as a member of the board of directors and was replaced by Claude Canizares. Professor Canizares had been recommended to the board of directors as a potential member by one of our independent directors. Following such recommendation, Professor Canizares met several times with our Chairman and Chief Executive Officer and with other members of our board of directors. Following such meetings, in May 2003 the board of directors elected Professor Canizares as a member of the board by unanimous written consent.

     Directors are expected to attend board meetings, meetings of the committees on which they serve, and to spend the time needed, and meet as frequently as necessary, to properly discharge their responsibilities. In addition, to the extent reasonably practicable, directors are expected to attend shareholder meetings. During the fiscal year ended December 31, 2003, the board of directors held four regularly scheduled meetings in person and three special meetings by telephone. Each director attended at least 75% of the combined number of meetings of the board of directors and meetings of committees on which he served during the past fiscal year. All of our directors attended our annual shareholder meeting in April 2003.

     In accordance with applicable NYSE listing requirements, our independent directors will hold regular executive sessions at which management, including the Chief Executive Officer, is not present.

AUDIT COMMITTEE

     The audit committee currently consists of Professor Canizares and Messrs. Corcoran (Chairman) and Simon. In April 2003, General Shalikashvili resigned as chairman and member of the audit committee because he served on the audit committee of three other public companies. General Shalikashvili continues to serve as a member of the board of directors and on the compensation and nominating/corporate governance committees. Upon such resignation, Mr. Corcoran was appointed chairman of the audit committee. In July 2003, Professor Canizares was appointed a member of the audit committee. This committee met eleven times during 2003, including six meetings by telephone. The audit committee is generally responsible for, among other things:

    o selecting, appointing, compensating, retaining, and terminating our independent auditors;

    o overseeing the auditing work of any independent auditor employed by us (including the resolution of any disagreement between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

    o pre-approving both audit and permitted non-audit services to be performed by the independent auditors and related fees;

    o meeting with our independent auditors to review the proposed scope of the annual audit of our financial statements;

    o reviewing the findings of the independent auditors with respect to the annual audit; and

    o reviewing and discussing with management and the independent auditors our periodic financial reports prior to our filing them with the SEC and reporting annually to the board of directors with respect thereto.

     The board of directors has determined that all of the members of the audit committee are financially literate and meet the independence requirements mandated by the NYSE listing standards. In addition, the board of directors has determined that Mr. Simon is an "audit committee financial expert," as defined by Item 401(h)(2) of Regulation S-K.

COMPENSATION COMMITTEE

     During 2003, Messrs. Robert Millard (Chairman), John Montague and Alan Washkowitz served as members of the compensation committee of the board of directors. In May 2003, Mr. Montague resigned as a director and member of the compensation committee and in July 2003 General Shalikashvili was appointed a member of the committee. The compensation committee currently consists of Mr. Millard, General Shalikashvili and Mr. Washkowitz. This committee, which had one meeting and acted by written consent four times during 2003, is responsible for administering our 1997 Stock Option Plan for Key Employees (the "1997 Plan"), our 1998 Directors Plan and our 1999 Plan and has limited authority to adopt amendments to those plans. In accordance with applicable NYSE listing requirements, the board of directors will adopt a written charter on or prior to the date of the Annual Meeting, which charter will set forth the committee's purpose and responsibilities.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

     The nominating/corporate governance committee currently consists of General Shalikashvili and Messrs. Simon and Washkowitz (Chairman). The committee was formed in February 2004. During 2003, we had no nominating/corporate governance committee; however, the audit committee effectively performed certain of the functions of this committee. The nominating/corporate governance committee monitors corporate governance policies and procedures and serves as the nominating committee for the board of directors. Following the formation of the nominating/corporate governance committee, a draft charter for the committee was prepared. In accordance with applicable NYSE listing requirements, the board of directors will adopt a written charter on or prior to the date of the Annual Meeting, which charter will set forth the committee's purpose and responsibilities.

     The nominating/corporate governance committee will consider candidates for nomination as a director recommended by stockholders, directors, officers, third party search firms and other sources. In identifying candidates for membership on the board of directors, the nominating/corporate governance committee takes into account (a) minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the board of directors, and (b) all other factors it considers appropriate. After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to be a director and may also ask the candidate to meet with other directors and management. If the nominating/corporate governance committee believes a candidate would be a valuable addition to the board of directors, it will recommend to the full board that candidate's election.

     The nominating/corporate governance committee will review all candidates in the same manner, regardless of the source of the recommendation. Individuals recommended by stockholders for nomination as a director will be considered in accordance with the procedures described under "Stockholder Proposals and Nominations."


COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

     The board of directors has adopted a charter for its audit committee. In accordance with applicable NYSE listing requirements, on or prior to the date of the Annual Meeting, the board of directors will adopt a written charter for each of the compensation committee and the nominating/corporate governance committee and approve corporate governance guidelines that address the make-up and functioning of the board of directors. On or prior to the date of the Annual Meeting, you will be able to find links to these materials on our website at: http://www.L-3com.com. A copy of such materials may also be obtained without charge upon request from our Secretary.


CODE OF ETHICS AND BUSINESS CONDUCT

     The board of directors has adopted a code of ethics and business conduct that applies to all of our employees, officers and directors. You can obtain a copy of such code without charge upon request from our Secretary. On or prior to the date of the Annual Meeting, you will also be able to find a link to such code on our website at http://www.L-3com.com. We intend to post on our website all waivers or implied waivers (as such terms are defined in Item 10 of Form 8-K of the Securities and Exchange Act of 1934) and amendments of the code of ethics and business conduct that apply to any of our directors, executive officers (including our principal executive officer and principal financial officer), principal accounting officer, controller or other persons performing similar functions.

COMPENSATION OF DIRECTORS

     The directors who are also our employees or employees of our subsidiaries or affiliates do not receive compensation for their services as directors. The non-employee directors receive annual compensation of $50,000 for service on the board of directors, of which $40,000 is paid in cash on a quarterly basis, and $10,000 is paid in shares of our common stock. The chairman of the audit committee receives additional cash annual compensation of $7,500. The chairman of the compensation committee receives additional cash annual compensation of $5,000. In addition, non-employee directors each receive annual stock options to purchase 2,500 shares of our common stock, which vest in three equal annual installments. The non-employee directors are entitled to reimbursement for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the board of directors or committees thereof. In addition, the non-employee directors will be compensated $1,500 per board meeting attended, $2,000 per audit committee meeting attended, $1,500 per compensation committee meeting attended and $1,000 per telephonic audit or compensation committee meeting in which they participate.

     Non-employee directors may defer up to 100 percent of the cash portion of their annual cash compensation (including meeting fees) otherwise payable to the director. Subject to certain limitations, a participating director's deferred compensation will be distributed in a lump sum on, or distributed in annual installments commencing on, the 30th day following the date he or she ceases to be a director. Deferral elections are irrevocable during any calendar year and must be made before the beginning of the calendar year in which his/her compensation is earned. Interest is accrued on deferred amounts. Depending on a director's investment election, deferred amounts earn interest at a rate based on the 90-day U.S. Government Treasury Bill or the performance of our common stock.


STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     Anyone who would like to communicate with, or otherwise make his or her concerns known directly to, the chair of any of the audit, nominating/corporate governance and compensation committees, or to the non-management directors as a group, may do so by addressing such communications or concerns to the Secretary of L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.


                     STOCKHOLDER PROPOSALS AND NOMINATIONS

     Any stockholder desiring to submit a proposal to be presented for consideration in our 2005 proxy statement must submit such proposal, including proposals with respect to recommending director candidates, to us no later than the close of business on December 28, 2004. Such proposals should be sent by Certified Mail -- Return Receipt Requested to the attention of the Secretary, L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016. Under the current rules of the SEC, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the common stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such securities through the date on which the meeting is held.

     Shareholders may recommend director candidates for consideration by the nominating/corporate governance committee. Such notice must include the name, address, and class and number of shares owned by the shareholder making such recommendation; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. You must submit the nominee's consent to be elected and to serve. L-3 may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee.

     The notice must be delivered to the Secretary, who will forward the notice to the nominating/corporate governance committee for consideration.

              EXECUTIVE AND CERTAIN OTHER OFFICERS OF THE COMPANY


     Set forth below is certain information regarding each of our current executive officers, other than Messrs. Lanza and LaPenta who are presented under "Class I -- Directors Whose Terms Expire in 2005" and other officers of the Company.

NAME                        AGE                 PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------   -----   --------------------------------------------------------------------
Christopher C. Cambria     45      Senior Vice President -- Secretary and General Counsel. Mr.
                                   Cambria became a Senior Vice President in March 2001. He joined us in June 1997 as Vice President -- General Counsel and
                                   Secretary. From 1994 until joining us, Mr. Cambria was an
                                   associate with Fried, Frank, Harris, Shriver & Jacobson. From 1986 until 1993, he was an associate with Cravath, Swaine & Moore. Mr.
                                   Cambria is a director of Core Software Technologies.

Michael T. Strianese       48      Senior Vice President -- Finance. Mr. Strianese became a Senior
                                   Vice President in March 2001. He joined us in April 1997 as Vice
                                   President -- Finance and Controller and was our Controller until
                                   July 2000. From April 1996, when Loral was acquired by Lockheed
                                   Martin, until April 1997, Mr. Strianese was Vice President and
                                   Controller of Lockheed Martin's C3I and Systems Integration
                                   Sector. From 1991 to the April 1996 acquisition of Loral, he was
                                   Director of Special Projects at Loral. Mr. Strianese is a Certified
                                   Public Accountant.

Charles J. Schafer         56      Senior Vice President -- Business Operations and President of the
                                   Products Group. Mr. Schafer became a Senior Vice President in
                                   April 2002. Mr. Schafer was appointed President of the Products
                                   Group in September 1999. He joined us in August 1998 as Vice
                                   President -- Business Operations. Prior to August 1998, he was
                                   President of Lockheed Martin's Tactical Defense Systems Division,
                                   a position he also held at Loral since September 1994. Prior to the
                                   April 1996 acquisition of Loral, Mr. Schafer held various executive positions with Loral, which he joined in 1984.

Jimmie V. Adams            67      Vice President -- Washington, D.C. Operations. General Jimmie V.
                                   Adams (U.S.A.F.-ret.) joined us in May 1997. From April 1996 until April 1997, he was Vice President of Lockheed Martin's
                                   Washington Operations for the C3I and Systems Integration Sector.
                                   Prior to the April 1996 acquisition of Loral, he had held the same position at Loral since 1993. Before joining Loral in 1993, he was
                                   Commander in Chief, Pacific Air Forces, Hickam Air Force Base,
                                   Hawaii, capping a 35-year career with the U.S. Air Force. He was also Deputy Chief of Staff for plans and operation for U.S. Air
                                   Force headquarters and Vice Commander of Headquarters Tactical
                                   Air Command and Vice Commander in Chief of the U.S. Air
                                   Forces Atlantic at Langley Air Force Base. He is a command pilot with more than 141 combat missions.

NAME                      AGE                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
----------------------   -----   ---------------------------------------------------------------------
David T. Butler III      47      Vice President -- Planning. Mr. Butler became a Vice President in
                                 December 2000. He joined us in 1997 as our corporate Director of
                                 Planning and Strategic Development. Prior to joining us, he was the Controller for Lockheed Martin Fairchild Systems from 1996 to
                                 1997. Prior to the acquisition of Loral, Mr. Butler was Controller of Loral Fairchild Systems from 1992 to 1996. From 1981 to 1992,
                                 Mr. Butler held a number of financial positions with Loral
                                 Electronic Systems.

Ralph G. D'Ambrosio      36      Vice President and Controller. Mr. D'Ambrosio became a Vice
                                 President in July 2001 and Controller in August 2000. He joined us in August 1997, and until July 2000 was our Assistant Controller.
                                 Prior to joining us, he was a senior manager at Coopers & Lybrand
                                 L.L.P., where he held a number of positions since 1989. Mr.
                                 D'Ambrosio is a Certified Public Accountant.

Kenneth R. Goldstein     57      Vice President -- Taxes. Mr. Goldstein became a Vice President in
                                 October 2003. He joined us in 1997 as our corporate director of taxes. From April 1996, when Loral was acquired by Lockheed
                                 Martin, until April 1997, Mr. Goldstein was a director of taxes at
                                 Lockheed Martin Corporation. From 1981 to 1996, Mr. Goldstein
                                 was the director of taxes at Loral Corporation. Mr. Goldstein joined Loral Corporation in 1978 as a tax manager.

Joseph S. Paresi         48      Vice President -- Product Development and President of the
                                 Security Systems Division. Mr. Paresi joined us in April 1997. From
                                 April 1996 until April 1997, Mr. Paresi was Corporate Director of
                                 Technology for Lockheed Martin's C3I and Systems Integration
                                 Sector. Prior to the April 1996 acquisition of Loral, Mr. Paresi was
                                 Corporate Director of Technology for Loral, a position he held since 1993. From 1978 to 1993, Mr. Paresi was a Systems Engineer,
                                 Director of Marketing and Director of International Programs at
                                 Loral Electronic Systems. Mr. Paresi is currently a director of
                                 AnnisTech, Inc.

Robert W. RisCassi       68      Vice President -- Washington, D.C. Operations. General Robert
                                 W. RisCassi (U.S. Army-ret.) joined us in April 1997. From April
                                 1996 until April 1997, he was Vice President of Land Systems for
                                 Lockheed Martin's C3I and Systems Integration Sector. Prior to the
                                 April 1996 acquisition of Loral, he had held the same position for
                                 Loral since 1993. He joined Loral in 1993 after retiring as U.S.
                                 Army Commander in Chief, United Nations Command/Korea. His
                                 35-year military career included posts as Army Vice Chief of Staff;
                                 Director, Joint Staff, Joint Chiefs of Staff; Deputy Chief of Staff
                                 for Operations and Plans; and Commander of the Combined Arms
                                 Center. General RisCassi is currently a director of Alliant
                                 Techsystems Inc.

Stephen M. Souza         51      Vice President and Treasurer. Mr. Souza joined us in August 2001.
                                 Prior to joining us he was the Treasurer of ASARCO Inc. from
                                 1999 to August 2001 and Assistant Treasurer from 1992 to 1999.

NAME                 AGE                 PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------   -----   --------------------------------------------------------------------
Jill J. Wittels     54      Vice President -- Business Development. Dr. Wittels joined us in
                            March 2001. From July 1998 to February 2001 she was President
                            and General Manager of BAE Systems' Information and
                            Electronic Warfare Systems/Infrared and Imaging Systems division and its predecessor company. From January 1997 to July 1998,
                            Dr. Wittels was Vice President -- Business Development and
                            Operations for IR Focalplane Products at Lockheed Martin.
                            Dr. Wittels is on the Board of Overseers for the Department of
                            Energy's Fermi National Accelerator Lab. Dr. Wittels is also a director of Innovative Micro Technology, Inc. and Millivision, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 19, 2004, there were 105,659,493 shares of our common stock outstanding. We know of no person who, as of March 19, 2004, beneficially owned more than five percent of the common stock, except as set forth below.

                                            AMOUNT AND NATURE          PERCENT
       NAME OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP     OF CLASS(1)
--------------------------------------  -------------------------   ------------
Citigroup Inc.(2)
 153 East 53rd Street
 New York, New York 10043 ............         12,646,127                12.0%

Robert V. LaPenta(3)
 c/o L-3 Communications Holdings, Inc.
 600 Third Avenue, 34th Floor
 New York, New York 10016 ............          5,402,317                 5.0%

----------

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 19, 2004.

(2) Based on a Schedule 13G/A filed with the S.E.C., dated February 13, 2004, in which Citigroup Inc. reported that it had shared voting and dispositive power over 12,646,127 shares of common stock.

(3) The shares of common stock beneficially owned includes 1,795,239 shares issuable under employee stock options and exercisable within 60 days of March 19, 2004 and 1,136 shares allocated to the account of Mr. LaPenta under our savings plans.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the amount of common stock beneficially owned (unless otherwise indicated) by our executive officers, our directors, and by all of our current executive officers and directors as a group. Except as otherwise indicated, all information listed below is as of March 19, 2004.

                                                                          SHARES OF COMMON      PERCENTAGE OF SHARES
                                                                         STOCK BENEFICIALLY           OF COMMON
                       NAME OF BENEFICIAL OWNER                             OWNED (1)(2)        STOCK OUTSTANDING (3)
---------------------------------------------------------------------   --------------------   ----------------------
Directors and Executive Officers
 Frank C. Lanza .....................................................         5,046,581                  4.7%
 Robert V. LaPenta ..................................................         5,402,317                  5.0%
 Michael T. Strianese ...............................................            89,010                   --
 Christopher C. Cambria .............................................           133,798                   --
 Charles J. Schafer .................................................            57,631                   --
 Claude R. Canizares ................................................               300                   --
 Thomas A. Corcoran(4) ..............................................            13,500                   --
 Robert B. Millard(4)(5)(6) .........................................           144,623                   --
 John M. Shalikashvili(4) ...........................................            11,300                   --
 Arthur L. Simon(4) .................................................            16,866                   --
 Alan H. Washkowitz(4)(5)(7) ........................................           276,234                   --
Directors and Executive Officers as a Group (11 persons)(8) .........        11,192,160                 10.2%

----------
(1) The shares of our common stock beneficially owned include the number of shares (i) issuable under employee stock options and exercisable within 60 days of March 19, 2004 and (ii) allocated to the accounts of executive officers under our savings plans. Of the number of shares shown above, (i) the following represent shares that may be acquired upon exercise of employee stock options for the accounts of: Mr. Lanza, 1,795,239 shares; Mr. LaPenta, 1,795,239 shares; Mr. Strianese, 88,000 shares; Mr. Cambria, 132,800 shares and Mr. Schafer, 55,667 shares; and (ii) the following represent shares allocated under our saving plans to the accounts of: Mr. LaPenta, 1,136 shares; Mr. Strianese, 1,010 shares; Mr. Cambria, 998 shares; and Mr. Schafer, 1,017 shares.

(2) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.

(3) Share ownership does not exceed one percent of the class unless otherwise indicated. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 19, 2004.

(4) Includes 13,500 shares issuable and exercisable under director stock options within 60 days of March 19, 2004 in the case of Mr. Corcoran, 10,500 shares in the case of General Shalikashvili and Mr. Simon and 7,500 shares in the case of Messrs. Millard and Washkowitz.

(5) Robert B. Millard and Alan H. Washkowitz, each of whom is a member of our board of directors, are each a Managing Director of Lehman Brothers Inc. and limited partners of Lehman Brothers Capital Partners III, L.P. As limited partners of Lehman Brothers Capital Partners III, L.P., Messrs. Millard and Washkowitz may be deemed to share beneficial ownership of shares of our common stock held by Lehman Brothers Capital Partners III, L.P. Such individuals disclaim any such beneficial ownership and those shares of common stock are not reflected in the numbers shown in this table.

(6) Includes 105,278 shares owned by a charitable foundation of which Mr. Millard and his wife are the sole trustees, and as to which Mr. Millard disclaims beneficial ownership.

(7) Includes 111,324 shares in trust, for the benefit of Mr. Washkowitz's children, for which Mr. Washkowitz and his wife are co-trustees and as to which Mr. Washkowitz disclaims beneficial ownership.

(8) Includes 3,916,445 shares issuable under employee stock options and exercisable under employee stock options within 60 days of March 19, 2004, and 4,161 shares allocated to the accounts of executive officers under our savings plans.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS


SUMMARY COMPENSATION TABLE

     The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our four other most highly compensated executive officers who served in such capacities at December 31, 2003, collectively referred to herein as the named executive officers, for services rendered to us during each of the last three years.

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                  -------------
                                                                                    SECURITIES
                                                        ANNUAL COMPENSATION         UNDERLYING
                                                     --------------------------       STOCK             ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR     SALARY ($)     BONUS ($)     OPTIONS (#)     COMPENSATION ($)(1)
-----------------------------------------   ------   ------------   -----------   -------------   --------------------
Frank C. Lanza                              2003     875,000        975,000           75,000               6,180
 (Chairman and Chief Executive              2002     825,000        850,000          400,000              11,125
 Officer) ...............................   2001     750,000        750,000               --              11,125

Robert V. LaPenta                           2003     675,000        865,000           75,000              43,509
 (President and Chief Financial             2002     625,000        750,000          400,000              39,287
 Officer) ...............................   2001     545,577        650,000               --              34,306

Michael T. Strianese                        2003     365,000        435,000           75,000              19,726
 (Senior Vice President,                    2002     331,250        375,000               --              19,690
 Finance) ...............................   2001     255,000        300,000           54,000              13,790

Christopher C. Cambria                      2003     235,000        435,000           75,000              12,383
 (Senior Vice President,                    2002     235,000        375,000               --              12,038
 Secretary and General Counsel) .........   2001     235,000        300,000           54,000              10,838

Charles J. Schafer
 (Senior Vice President, Business           2003     308,750        400,000           50,000              24,018
 Operations and President of                2002     268,750        350,000               --              24,449
 the Products Group) ....................   2001     248,230        250,000           36,000             118,438

----------
(1) Amounts for the year ended December 31, 2003 include: (a) our matching contributions of $9,600 under our savings plan for Mr. LaPenta, $8,000 for Messrs. Strianese and Cambria and $8,085 for Mr. Schafer; and (b) the value of supplemental life insurance programs in the amounts of $6,180 for Mr. Lanza, $33,909 for Mr. LaPenta, $11,726 for Mr. Strianese, $4,383 for Mr. Cambria and $15,933 for Mr. Schafer.


OPTION GRANTS IN FISCAL YEAR 2003

     The following table shows the options to purchase common stock granted in fiscal year 2003 to the named executive officers.

                                                    % TOTAL     PER SHARE
                                      OPTIONS       OPTIONS      EXERCISE     EXPIRATION     GRANT DATE
NAME                                GRANTED (#)     GRANTED     PRICE ($)        DATE        VALUE ($)
--------------------------------   -------------   ---------   -----------   ------------   -----------
Frank C. Lanza .................       75,000      3.26%       45.80           11/14/13      1,051,250
Robert V. LaPenta ..............       75,000      3.26%       45.80           11/14/13      1,051,250
Michael T. Strianese ...........       75,000      3.26%       35.60             3/4/13        892,250
Christopher C. Cambria .........       75,000      3.26%       35.60             3/4/13        892,250
Charles J. Schafer .............       50,000      2.17%       35.60             3/4/13        594,833
                                       ------                                                ---------
                                      350,000                                                4,481,833
                                      =======                                                =========

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information on options to purchase our common stock that were exercised during fiscal year 2003 by our named executive officers; the total numbers of exercisable and non-exercisable options to purchase our common stock owned by our named executive officers at December 31, 2003, and the aggregate dollar value of such options that were in-the-money at December 31, 2003.

                                                                                                        VALUE OF
                                                                       NUMBER OF                       UNEXERCISED
                                                                 SECURITIES UNDERLYING                IN-THE-MONEY
                                     SHARES                       UNEXERCISED OPTIONS                  OPTIONS AT
                                    ACQUIRED       VALUE         AT FISCAL YEAR-END (#)          FISCAL YEAR-END ($)(1)
                                       ON        REALIZED   -------------------------------- -------------------------------
NAME                              EXERCISE (#)      ($)      EXERCISABLE   UNEXERCISABLE(2)   EXERCISABLE   UNEXERCISABLE(2)
-------------------------------- ------------- ------------ ------------- ------------------ ------------- -----------------
Frank C. Lanza .................    300,000     10,483,500    1,661,906        341,666        73,562,528         417,000
Robert V. LaPenta ..............         --             --    1,661,906        341,666        73,562,528         417,000
Michael T. Strianese ...........         --             --       93,000         93,000         2,241,210       1,391,970
Christopher C. Cambria .........         --             --      107,800         93,000         2,723,838       1,391,970
Charles J. Schafer .............         --             --       39,000         62,000           769,110         927,980

----------
(1) In accordance with SEC rules, the values of the in-the-money options were calculated by subtracting the exercise prices of the options from the December 31, 2003 closing stock price of our common stock of $51.36.

(2) These options are unexercisable because they have not yet vested under their terms.

                          REPORT OF THE AUDIT COMMITTEE

     The directors who serve on the audit committee are all "independent" in accordance with the NYSE listing standards and the applicable SEC rules and regulations. We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

     During 2003, the audit committee fulfilled all of its responsibilities under its charter existing during 2003. As part of our governance practices, the audit committee reviews its charter on an annual basis and, when appropriate, recommends to the board of directors changes to its charter. The board of directors adopted changes to the audit committee charter in February 2004, in part to comply with new SEC rules and new listing standards of the NYSE. The revised audit committee charter is included in this proxy statement as Exhibit A.

     We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by the Sarbanes-Oxley Act of 2002 and Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence. Based on the activities referred to above, we recommended to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     During 2003, Thomas A. Corcoran (Chairman), John M. Shalikashvili and Arthur L. Simon served as members of the audit committee. In April 2003, General Shalikashvili resigned as chairman and member of the audit committee because he served on the audit committee of three other public companies. General Shalikashvili continues to serve as a member of the board of directors and on the compensation and nominating/corporate governance committees. Upon such resignation, Mr. Corcoran was appointed chairman. In July 2003, Professor Canizares was appointed a member of the audit committee.


                                                  Thomas A. Corcoran (Chairman)
                                                  Claude R. Canizares
                                                  Arthur L. Simon

                           INDEPENDENT AUDITOR FEES

     For services rendered in 2003 and 2002 by PricewaterhouseCoopers LLP, our independent auditors, we incurred the following fees:

                                                                YEAR
                                                     ---------------------------
                                                          2003          2002
                                                     ------------- -------------
AUDIT FEES .........................................  $2,844,000    $2,794,000
AUDIT-RELATED FEES(1) ..............................     501,000       491,000
TAX FEES(2) ........................................   2,048,000     1,851,000
ALL OTHER FEES(3) ..................................     145,000     1,229,000

----------
(1) Represents fees incurred for acquisition-related audits, benefit plan audits and services received in connection with our implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

(2) Represents fees incurred for local and foreign income tax compliance, acquisition related tax services and state tax planning services.

(3) The amount for 2003 represents fees incurred for services provided in connection with the final purchase price determination for an acquired business. The amount for 2002, represents fees incurred for a business process review, business continuity planning and litigation support.

     The audit committee has considered and determined that the provision of the services covered under the captions "Audit-Related Fees", "Tax Fees" and "All Other Fees" is compatible with maintaining the auditor's independence.

     It is the audit committee's responsibility to review and consider and ultimately pre-approve all audit and permitted non-audit services to be performed by our independent auditors. In accordance with its charter, the audit committee has established pre-approval policies with respect to audit and permitted non-audit services to be provided by our independent auditors. The following sets forth the primary principles of the audit committee's pre-approval policies:

     o The independent auditors are not permitted to perform consulting, legal, book-keeping, valuation, internal audit, management functions, or other prohibited services, under any circumstances.

     o The engagement of our independent auditors, including related fees, with respect to the annual audits and quarterly reviews of our consolidated financial statements is specifically approved by the audit committee on an annual basis.

     o The audit committee reviews and pre-approves a detailed list of other audit and audit-related services annually or more frequently, if required. Such services generally include services performed under the audit and attestation standards established by the AICPA and regulatory authorities or standard setting bodies and include services related to SEC filings, acquisition-related audit services, employee benefit plan audits, foreign statutory audits and subsidiary audits.

     o The audit committee reviews and pre-approves a detailed list of permitted non-audit services annually or more frequently, if required. The approval is subject to a maximum dollar amount equal in the aggregate to the approved audit fees for the current year plus the fees paid in the prior year for audit-related services.

     o The audit committee pre-approves each proposed engagement to provide services not previously included in the approved list of audit and non-audit services and for fees in excess of amounts previously pre-approved. The audit committee chairman or another designated committee member may approve these services and related fees and expenses on behalf of the audit committee.

     Since May 6, 2003, all of the services covered under the captions "Audit Fees", "Audit-Related Fees", "Tax Fees" and "All Other Fees" were pre-approved by the Audit Committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee is responsible for reviewing the design of, and pay levels generated by, our compensation and benefit programs for our executive officers. The committee is also responsible for administering our stock option program.

     The committee is committed to ensuring an executive compensation program that supports our mission -- to maximize stockholder value. Thus, the executive compensation is structured around the following tenets:

     o Total compensation programs should strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent on our achievements and individual performance goals.

     o Management should be focused on the long-term interests of stockholders. Thus, a significant portion of the compensation opportunity should be long-term, at-risk pay in the form of stock options.

     o We must maintain our ability to attract, retain, and encourage the development of qualified, capable executives. Total compensation opportunities will mirror those offered by comparably sized organizations within the aerospace and defense industries -- for those positions where the labor market is not limited to these industries, we will reference broader general industry information for similarly sized organizations.

     The comparative group used for compensation purposes will generally be broader than the group that comprises the published industry index in the performance graph included in this proxy statement. The compensation committee believes that our competition for executive talent is not limited to the companies included in the published industry index established for comparing stockholder returns.

     The key elements of our compensation program are base salary, annual incentives, and long-term compensation. These key elements are addressed separately below.


BASE SALARIES

     The compensation committee will regularly review the base salary for the Chief Executive Officer and the President. We have established internal relationships of other senior executive positions to those of the Chief Executive Officer and the President, and base salaries for these other positions flow from those relationships. Base salaries will be targeted at the median of market levels with adjustments above or below market to recognize varying levels of responsibility, prior experience, breadth of knowledge, as well as external pay practices.

     Increases to base salaries will be driven primarily by individual performance. Individual performance will be evaluated based on sustained levels of individual contribution.

     As reflected in the Summary Compensation Table, Mr. Lanza's base salary was $875,000 in 2003 and $825,000 in 2002, as provided for in his employment agreement. In determining future increases to Mr. Lanza's base salary, the compensation committee will consider his individual performance as measured by short-term achievements as well as his contributions to long-term organizational success. The compensation committee will also compare Mr. Lanza's base salary to base salaries of chief executive officers among comparable companies.


ANNUAL INCENTIVES

     The annual incentive plan is structured to provide a variable pay opportunity based on performance. Actual bonuses are based on an assessment of the participant's contributions toward organizational success.

     Mr. Lanza received a bonus of $975,000 in 2003 and $850,000 in 2002. Mr. LaPenta received a bonus of $865,000 in 2003 and $750,000 in 2002.

LONG-TERM INCENTIVES

     Long-term incentives are provided pursuant to the 1997 Plan and the 1999 Plan.

     Stock options will be granted at a price not less than the fair market value of our common stock on the date of grant. The ultimate value of an option grant to the recipient depends on the stockholder value created between the date of grant and the date of exercise. Option award size is based primarily on competitive practice but may also be adjusted to reflect factors such as individual and our company's performance.

     Mr. Lanza and Mr. LaPenta were each granted options to purchase 75,000 shares of our common stock in 2003.


POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

     Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to the named executive officers to $1 million, unless certain requirements are met. The compensation committee will consider the impact of this provision when making compensation decisions. However, the compensation committee will weigh all pertinent factors to determine appropriate plan design and incentive awards.


                                                  Robert B. Millard (Chairman)
                                                  John M. Shalikashvili
                                                  Alan H. Washkowitz

                            STOCK PERFORMANCE GRAPH


     The graph below compares the cumulative total return of our common stock, as adjusted for the two-for-one stock split declared by our board of directors on April 23, 2002, with the cumulative total return of the Standard & Poor's 500 Composite Stock Index and the Standard & Poor's 1500 Aerospace & Defense Index, for the period from December 31, 1998 to December 31, 2003. We are one of the companies included in the Standard & Poor's 1500 Aerospace & Defense Index. These figures assume that all dividends paid over the performance period were reinvested, and that the starting value of each index and the investment in our common stock was $100 on December 31, 1998. The starting point for the measurement of our common stock cumulative total return was our stock price of $23.28 per share, on December 31, 1998, as adjusted for our stock split. The graph is not, and is not intended to be, indicative of future performance of our common stock.


                       L-3 COMMUNICATIONS HOLDINGS, INC.
                    CUMULATIVE TOTAL STOCKHOLDER RETURNS FOR
               PERIOD OF DECEMBER 31, 1998 TO DECEMBER 31, 2003


                           TOTAL SHAREHOLDER RETURNS



                                [GRAPH OMITTED]



                                                                    Year Ending
                                                                    -----------
                                        Base
                                       Period
                                      December     December     December     December     December     December
                                        1998         1999         2000         2001         2002         2003
                                        ----         ----         ----         ----         ----         ----
L-3 Communications Holdings, Inc.        100         89.40       165.37       193.29       192.90       220.61
S&P 500 Index                            100        121.04       110.02        96.95        75.52        97.18
S&P 1500 Aerospace & Defense Index       100         99.13       125.98       105.45        99.41       122.59

                  (as prepared by Standard & Poor's Compustat)

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the individuals who served on our compensation committee during the 2003 fiscal year has served us or any of our subsidiaries as an officer or employee. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board of directors or compensation committee.


                              EMPLOYMENT AGREEMENTS

     We entered into an employment agreement (the "Employment Agreements") effective on April 30, 1997 with each of Mr. Lanza, our Chairman and Chief Executive Officer, and Mr. LaPenta, our President and Chief Financial Officer. The Employment Agreements provided for an initial term of five years, which would automatically renew for one-year periods thereafter, unless a party thereto gave notice of its intent to terminate at least 90 days prior to the expiration of the term. Mr. Lanza's employment agreement was renewed in April 2003. Mr. LaPenta's employment agreement expired in April 2002.

     Upon a termination without cause or resignation for good reason, we will be obligated, through the end of the term, to (i) continue to pay the base salary and (ii) continue to provide life insurance and medical and hospitalization benefits comparable to those provided to other senior executives; provided, however, that any such coverage shall terminate to the extent that Mr. Lanza is offered or obtains comparable benefits coverage from any other employer. The Employment Agreements provided for confidentiality during employment and at all times thereafter. There was also a noncompetition and non-solicitation covenant which was effective during the employment term and for one year thereafter; provided, however, that if the employment terminated following the expiration of the initial term, the noncompetition covenant would only be effective during the period, if any, that we paid the severance described above.

                               PENSION PLAN TABLE

     The following table shows the estimated annual pension benefits payable under the L-3 Communications Corporation Pension Plan and Supplemental Executive Retirement Plan to a covered participant upon retirement at normal retirement age (65), based on the career average compensation (salary and bonus) and years of credited service with us.

                                                YEARS OF CREDITED SERVICE
                     --------------------------------------------------------------------------------
       AVERAGE
    COMPENSATION
    AT RETIREMENT         5         10         15          20          25          30          35
-------------------- ---------- ---------- ---------- ----------- ----------- ----------- -----------
$  500,000 .........  $ 39,100   $ 70,485   $ 95,638   $115,833    $132,074    $145,214    $155,811
  600,000 ..........    47,127     84,955    115,277    139,621     159,190     175,000     187,740
  700,000 ..........    55,156     99,426    134,917    163,410     186,308     204,790     219,674
  800,000 ..........    63,184    113,897    154,557    187,197     213,424     234,577     251,603
  900,000 ..........    71,212    128,365    174,194    210,982     240,537     264,362     283,532
1,000,000 ..........    79,240    142,836    193,835    234,773     267,658     294,155     315,469
1,100,000 ..........    87,270    157,309    213,478    258,563     294,776     323,943     347,399
1,200,000 ..........    95,296    171,777    233,115    282,348     321,890     353,728     379,329
1,300,000 ..........   103,326    186,250    252,759    306,141     349,012     383,520     411,264
1,400,000 ..........   111,352    200,717    272,395    329,926     376,126     413,308     443,197
1,500,000 ..........   119,382    215,190    292,038    353,716     403,244     443,097     475,129
1,600,000 ..........   127,409    229,658    311,675    377,501     430,359     472,882     507,057
1,700,000 ..........   135,438    244,130    331,317    401,293     457,478     502,672     538,989
1,800,000 ..........   143,465    258,600    350,956    425,080     484,596     532,462     570,924
1,900,000 ..........   151,495    273,072    370,599    448,872     511,715     562,253     602,858
2,000,000 ..........   159,521    287,539    390,234    472,655     538,828     592,036     634,786

     As of December 31, 2003, the current annual compensation and current years of credited service (including for Messrs. LaPenta and Strianese, years of credited service as an employee of Loral and Lockheed Martin) for each of the following persons were: Mr. Lanza, $1,725,000 and seven years; Mr. LaPenta, $1,425,000 and 32 years; Mr. Strianese, $740,000 and 14 years; Mr. Cambria, $610,000 and seven years; and Mr. Schafer, $658,750 and five years.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table shows the total number of outstanding options and shares available for future issuances under our equity compensation plans as of December 31, 2003.

                                               NUMBER OF                                NUMBER OF SECURITIES
                                            SECURITIES TO BE         WEIGHTED-         REMAINING AVAILABLE FOR
                                              ISSUED UPON         AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                              EXERCISE OF             PRICE OF           EQUITY COMPENSATION
                                              OUTSTANDING           OUTSTANDING           PLANS (EXCLUDING
                                           OPTIONS, WARRANTS     OPTIONS, WARRANTS     SECURITIES REFLECTED IN
PLAN CATEGORY                                  AND RIGHTS            AND RIGHTS              COLUMN (A))
---------------------------------------   -------------------   -------------------   ------------------------
                                                   (a)                   (b)                    (c)
Equity compensation plans approved
 by security holders ..................        10,399,327(1)        $   28.41(2)              954,914
Equity compensation plans not
 approved by security holders .........                --                  --                     --
                                               ------------         -----------               -------
 Total ................................        10,339,327           $   28.41                 954,914
                                               ============         ===========               =======

----------
(1) Includes our 1999 Long-term Performance Plan and the 1997 Stock Option Plan. Included in column (a) are restricted stock awards of 315,544 shares.

(2) The calculation of the weighted average exercise price excludes the effect of the restricted stock awards of 315,544 shares, which have been granted to employees at no cost.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


STOCKHOLDERS AGREEMENT

     In connection with our incorporation we, Messrs. Lanza and LaPenta and certain other parties entered into a Stockholders Agreement, which has terminated except for the terms relating to registration rights.

     Pursuant to the Stockholders Agreement, at this time Messrs. Lanza and LaPenta have the right, subject to certain conditions, to require us to register their shares of our common stock under the Securities Act of 1933. Each of Messrs. Lanza and LaPenta have one demand registration right.

     In addition, the Stockholders Agreement provides Messrs. Lanza and LaPenta with piggyback registration rights. The Stockholders Agreement provides, among other things, that we will pay expenses incurred in connection with:

     o the two demand registrations requested by each of Messrs. Lanza and LaPenta; and

     o any registration in which those parties participate through piggyback registration rights granted under the agreement.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All Section 16(a) forms required to be filed were filed on a timely basis, except for an initial statement of beneficial ownership of securities on Form 3 filed by Professor Canizares on March 15, 2004, reporting that he did not own any of our securities.

                           GENERAL AND OTHER MATTERS

     At the date of this proxy statement, we know of no business that will be brought before the Annual Meeting other than the matters set forth above. However, if any further business properly comes before the Annual Meeting or any adjournments of the Annual Meeting, the persons named as proxies in the accompanying proxy will vote them in accordance with their discretion and judgment on such matters.

     We have provided each Stockholder whose proxy is being solicited hereby, a copy of our Summary Annual Report and our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2003. Written requests for additional copies should be directed to: Corporate Communications, L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016.

     PLEASE COMPLETE, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ACCOMPANYING ENVELOPE AND MAILED IN THE UNITED STATES.




                                          By Order of the Board of Directors,


                                          /s/ Christopher C. Cambria

                                          Christopher C. Cambria
                                          Senior Vice President, Secretary and
                                          General Counsel




New York, New York
March 30, 2004

                                                                       EXHIBIT A

                       L-3 COMMUNICATIONS HOLDINGS, INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is established for the primary purpose of assisting the Board of Directors in oversight of the:

     1. Quality and integrity of the Company's financial statements and reports,

     2. Company's compliance with legal and regulatory requirements,

     3. Qualifications and independence of the independent auditors, and

     4. Performance of the Company's internal audit function and independent auditors.

     In addition, the Audit Committee shall prepare the report that SEC rules require to be included in the Company's annual proxy statement.

     In fulfilling its duties and responsibilities, the Audit Committee shall be given full access to the Company's internal audit group, Board of Directors, corporate executives and independent auditors and shall have the authority to obtain advice and assistance from outside legal, accounting, financial, or other advisors.

     The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage. In addition to any funding necessary to compensate the independent auditors and outside advisors, the Company shall provide the Audit Committee with such funding as the Committee determines is appropriate to fund any ordinary administrative expenses incurred by the Committee in carrying out its duties.


ORGANIZATION

MEMBERS:

     The Audit Committee shall consist of at least three directors, all of whom are determined by the Board of Directors to meet the independence and expertise requirements required by the New York Stock Exchange (NYSE) Listed Company Manual and the Securities and Exchange Commission (SEC) rules.

     The chairperson and members of the Committee shall be appointed by the Board of Directors.

     All members of the Committee shall be financially literate (as such qualification is interpreted by the Board in its business judgment) and at least one member of the Committee shall be an "audit committee financial expert" as determined by the Board, in compliance with the criteria established by the SEC and the NYSE.

     If an Audit Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board must determine that such service will not impair such member's ability to effectively serve on the Audit Committee and disclose such determination in the Company's annual proxy statement.

     No member of the Committee shall receive compensation other than (i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) fixed amounts of compensation under a retirement plan (including deferred compensation) for past performance, provided that such compensation is not contingent in any way on continued or future service to the Company.

MEETINGS:

     The Audit Committee shall meet at least five times a year, or more often if circumstances so require.

     The Committee shall act only on the affirmative vote of at least a simple majority of its members.

RESPONSIBILITIES:

     The Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and help ensure that the Company's accounting and reporting practices accord with all requirements and are of the highest quality. The Audit Committee shall:

     1. Be directly responsible for the selection, appointment, compensation, retention, and termination of the Company's independent auditors.

     2. Inform each independent auditor hired by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services that such firm shall report directly to the Committee.

     3. Be directly responsible for the oversight of the auditing work of any independent auditor employed by the Company (including the resolution of any disagreement between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

     4. Pre-approve both audit and permitted non-audit services to be performed by the independent auditors and related fees. The Audit Committee may
         (i) delegate to one or more of its members the ability to pre-approve such services and fees, provided that any such pre-approval is presented to the full Committee at its next scheduled meeting and/or
         (ii) pre-approve audit and non-audit services based on policies and procedures adopted by the Committee, provided (a) the policies and procedures are detailed as to the particular service, (b) the Committee is informed of each service on a timely basis, (c) such policies and procedures do not include delegation of the Committee's responsibilities to management and (d) such policies and procedures are disclosed in the Company's annual reports.

     5. Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized and any subsequent changes to such scope and/or procedures.

     6. Discuss with the independent auditors and with management, as appropriate, the following:

         (a) The matters required to be discussed by Statement on Auditing Standards No. 61 and the Sarbanes-Oxley Act of 2002 relating to the conduct of the audit or quarterly reviews;

         (b) Independent auditors' responsibilities under auditing standards generally accepted in the United States of America, and under applicable rules and regulations, and any exchange, which lists the Company's securities;

         (c)  Management judgments and accounting estimates;

         (d) Audit adjustments, both those reflected in the Company's financial statements and those waived by the independent auditor;

         (e) Disagreements with management, if any, and management's response to such disagreements;

         (f)  Consultations with other accountants, if any;

         (g) Major issues, if any, regarding accounting principles and financial statement presentation, including any analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and

         (h) Problems or difficulties encountered in performing the audit, if any, and management's response.

     7. Discuss with the independent auditors prior to the filing by the Company of its annual report and at such other times as the Committee deems appropriate:

         (a)  All critical accounting policies and practices of the Company;

         (b) All alternative treatments of financial information under generally accepted accounting principles (GAAP) related to material items that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

         (c) Other material written communications between the independent auditors and management of the Company.

     8. At least annually, discuss with the independent auditors the following: the auditing firm's internal quality-control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company in order to assess the auditor's independence.

     9. Ensure that all auditing personnel are rotated in accordance with, and to the extent required by, applicable laws and regulations.

     10. Confirm with the independent auditors that none of their auditing personnel assigned to the audit of the Company's financial statements earns or receives any compensation based on selling engagements to the Company to provide any services, other than audit, review or attest services, to the extent such compensation would compromise the independence of such auditing personnel or the auditor under the rules promulgated by the SEC.

     11. Review with the independent auditors, the internal auditor, and the financial and accounting management, the adequacy and effectiveness of the Company's accounting and disclosure controls and financial reporting processes, and elicit any recommendations for improvement or particular areas where augmented controls are desirable. Particular emphasis should be given to the adequacy of such controls to provide that information required to be disclosed by the Company in its periodic reports is recorded, processed, summarized, and reported in an appropriate and timely manner.

     12. Review the internal audit function, including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors.

     13. Review periodically a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan and review such summary and plan with the internal audit department.

     14. Review the adequacy of the internal audit staff and review and concur in the appointment, replacement or dismissal of the Internal Audit Director.

     15. Provide input into the annual evaluation of the performance of the Internal Audit Director. Obtain the Internal Audit Director's annual goals and self-assessment along with management's assessment of the Internal Audit Director's performance.

     16. Review annually with management and the independent auditors the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements.

     17. Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, and related disclosure under

         "Management's Discussion and Analysis of Financial Condition and Results of Operations." Determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Any year-to-year changes in accounting principles or practices should be reviewed.

     18. Recommend to the Board of Directors as to whether the annual financial statements of the Company should be included in the Annual Report on Form 10-K to be filed with the SEC.

     19. Discuss with management, in general terms, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     20. Discuss with management policies with respect to risk assessment and risk management.

     21. Set clear hiring policies for employees or former employees of the independent auditors in accordance with applicable laws and regulations.


     22. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, or violations of the Company's Code of Conduct, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     23. Periodically meet separately in executive session with each of management, the internal audit director, and the independent auditors to discuss any appropriate matters.

     24. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, including in the Company's periodic reports to the SEC.

     25. Periodically inquire of the Company's General Counsel, as to the Company's compliance with relevant legal and regulatory requirements, and as to the adequacy of control systems in place to assure such compliance.

     26. Act as the Steering Committee for the Company's ethics program. Meet periodically with the corporate Ethics Officer, review the status of any ethics matters brought to the attention of the corporate ethics officers and/or to the attention of the Audit Committee and their resolution. Review annually the status of the Company's ethics and compliance training program.

     27. Annually review and evaluate the performance of the Committee relative to the Audit Committee's purpose, duties and responsibilities outlined herein.

     28. Annually review and assess the adequacy of this charter and recommend any changes to the Board of Directors for approval.

     29. Annually report to the Board of Directors regarding the execution of the Committee's duties and responsibilities.

     30. Report to the Board of Directors the matters discussed at each Audit Committee meeting. A copy of the minutes shall be placed with the Company's minute books.

     31. Investigate any matter brought to the attention of the Audit Committee that is considered appropriate and is within the scope of its responsibilities, including any matters required by the rules of the SEC to be reported to the Committee by management.

     32. Prepare an Audit Committee report required to be included in the Company's annual proxy statement. The report will include at least the following:

         (a) A statement that the Committee has reviewed and discussed the audited financial statements with management;

         (b) A statement that the Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Required Communications with Audit Committees;

         (c) A statement that the Committee has received written disclosures from, and held discussions with, the independent auditors on matters required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees; and


         (d) A conclusion as to the Committee's recommendation to the Board of Directors that the Company's audited financial statements as of and for the previous year end be included in the Annual Report on Form 10-K to be filed with the SEC.

L-3 COMMUNCIATIONS
HOLDINGS, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8599
EDISON, NJ 08818-8599

ADMISSION TICKET

L-3 COMMUNICATIONS HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, APRIL 27, 2004, 2:30 P.M. EASTERN DAYLIGHT TIME
RIHGA ROYAL HOTEL
151 WEST 54TH STREET
NEW YORK, NY

PLEASE INDICATE WHETHER YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF STOCKHOLDERS BY MARKING THE APPROPRIATE BOX ON THE PROXY CARD,
OR IF YOU USE THE TELEPHONE SYSTEM, WHEN PROMPTED. ONLY THE STOCKHOLDER(S) WHOSE NAME(S) APPEARS ON THIS TICKET, OR THE PROXY OF
THAT STOCKHOLDER, WILL BE ADMITTED. DUE TO SPACE LIMITATIONS, ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS.
REGISTRATION WILL BEGIN AT 2:30 P.M.

                                                -----------------------------------
[L3 COMMUNICATIONS LOGO]
                                                -----------------------------------
                                         YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

-----------------------------------------------------                       --------------------------------------------------------
      VOTE-BY-INTERNET                                                              VOTE-BY-TELEPHONE
                                          [GRAPHIC                                                                      [GRAPHIC
1. LOG ON TO THE INTERNET AND GO TO        OMITTED]                         1. CALL TOLL-FREE                            OMITTED]
   HTTP://WWW.EPROXYVOTE.COM/III                                OR             1-877-PRX-VOTE (1-877-779-8683)

2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE                             2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE
   AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED                           AND FOLLOW THE EASY RECORDED INSTRUCTIONS.
   WEBSITE.
-----------------------------------------------------                       --------------------------------------------------------

                            IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.







                                     DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.
------------------------------------------------------------------------------------------------------------------------------------

       PLEASE MARK                                                                                                      |
  [X]  VOTES AS IN                                                                                                      |
       THIS EXAMPLE                                                                                                     ------


        ----------------------------------------------------------------------------------------------------------------------------
                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4            FOR  AGAINST ABSTAIN

        1. Election of Directors.                                           2. Appointment of                    [ ]   [ ]    [ ]
           Nominees: (01) Claude R. Canizares, (02) Thomas A. Corcoran and     PricewaterhouseCoopers LLP as
                     (03) Alan H. Washkowitz                                   independent auditors.

                                FOR                     WITHHELD            3. Approval of amendment to the 1999 [ ]    [ ]    [ ]
                                [ ]                        [ ]                 1999 Long Term Performance
                                                                               Plan.

                     [ ]                                                    4. Ratification of the terms of      [ ]    [ ]    [ ]
                        ------------------------------------------             performance-based compensation
                        For all nominee(s) except as written above             under the 1999 Long Term
                                                                               Performance Plan.
        ----------------------------------------------------------------------------------------------------------------------------


                                                                             Mark box at right if you plan to atend the        [ ]
                                                                             Annual Meeting.

                                                                             Mark box at right if an address change or         [ ]
                                                                             comment has been noted on the reverse side
                                                                             of this card.

                                                                             NOTE: Please sign exactly as names appears hereon.
                                                                             When signing as attorney, administrator, trustee,
                                                                             authorized officer of a corporation or in any
                                                                             representative capacity, please insert your name and
                                                                             title as such. Joint ovwners should each sign
                                                                             individually.

Signature:________________________________ Date:________________   Signature:________________________________ Date:________________

                                  DETACH HERE
--------------------------------------------------------------------------------


                        L-3 COMMUNICATIONS HOLDINGS, INC.


P THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF L-3 COMMUNICATIONS HOLDINGS, INC. (THE "COMPANY") FOR THE ANNUAL MEETING OF
R STOCKHOLDERS OF THE COMPANY TO BE HELD APRIL 27, 2004, AND SHOULD BE READ IN CONJUNCTION WITH THE NOTICE OF MEETING AND PROXY STATEMENT PERTAINING
O   THERETO.

X The undersigned shareholder hereby appoints Frank C. Lanza, Robert V. LaPenta, Christopher C. Cambria or Michael T. Strianese, or any one of them,
Y attorneys and agents, or proxy or proxies, with full power of substitution, in the name and on behalf of the undersigned, to attend, vote and act at the Annual Meeting of Stockholders to be held on April 27, 2004, at 2:30 p.m., eastern daylight time, at the Rihga Royal Hotel, 151 West 54th Street, New York, NY, and at any and all adjournments thereof, upon the matters set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or adjournment thereof.

    A stockholder desiring to appoint some other person, who need not be a Stockholder, to represent him at the meeting may do so by inserting such person's name in the space provided above.

    This proxy, when properly executed, will be voted in accordance with the directions of the undersigned stockholder. In the absence of such directions, this proxy will be voted for all nominees listed on the reverse hereof and for the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

--------------------------------------------------------------------------------
 PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


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